Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated December 9, 2020
to the Prospectus dated February 3, 2020

Effective January 1, 2021, the Persimmon Long/Short Fund’s (the “Fund”) adviser, Persimmon Capital Management, LLC, has agreed to reduce the Fund’s management fee from 1.75% to 1.25% of the Fund’s average daily net assets and lower the expense limitation applicable to Class I shares from 2.49% to 1.99% of the Fund’s average daily net assets.

Accordingly, the following sections of the Prospectus are revised as follows:

The following replaces the second and third paragraphs of the “Investment Adviser” section on page 12 of the SAI:

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”) the Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 1.25% of the Fund's average daily net assets. From the Fund’s commencement date until May 7, 2014, the Adviser received an annual fee equal to 2.50%. From May 7, 2014 through January 31, 2019, the Adviser received an annual fee equal to 1.99%. From January 31, 2019 through December 31, 2020 the Adviser received an annual fee equal to 1.75%. The Advisory Agreement continued in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on no more than 60 days’ written notice by a vote of a majority of the Trustees or the Adviser, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. The Advisory Agreement for the Fund was renewed by the Board of Trustees at a meeting held on November 19-20, 2019.

The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until February 2, 2021, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.99% of average daily net assets attributable to Class I shares (the “expense limitation”). From the Fund’s inception through May 25, 2016, the expense limitation was at 3.99% for Class I shares. From May 25, 2016 through January 31, 2019, the expense limitation was at 2.75% for Class I shares. From January 21, 2019 through December 31, 2020, the expense limitation was at 2.49%. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits then in place or in place at time of waiver. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 3, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.